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                                                               EXHIBIT 24(a)

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

            Each undersigned director and/or officer of Solutia Inc. (the "Company"), a Delaware corporation, does hereby appoint Rosemary L. Klein and Miriam R. Singer, each of them with full power to act without the other, as true and lawful attorneys-in-fact, to sign on his or her behalf (a) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934; (b) any amendments to Registration Statements Nos. 333-75812, 333-89818, and 333-99705, all on Form S-3, which have previously been filed with the Commission under the Securities Act of 1933 (the "Securities Act"), covering the registration of securities of the Company and guarantees of certain of the Company's subsidiaries; and (c) any amendments to Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591, 333-34593, 333-34683, 333-35689, 333-47911, 333-51081, 333-74463,
333-74465, 333-32112, and 333-39972, all on Form S-8, which have previously been filed with the Commission under the Securities Act, covering the registration of securities of the Company; giving and granting unto those attorneys full power and authority to do and perform such actions as fully as he or she might have done or could do if personally present and executing any of said documents.

            IN WITNESS WHEREOF, each undersigned director and/or officer has signed this Power of Attorney as of this 23rd day of February, 2005.

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
/s/ Jeffry N. Quinn                                   /s/ Philip R. Lochner, Jr.
----------------------------------------------------  --------------------------------
Jeffry N. Quinn, Director, Chief Executive Officer,   Philip R. Lochner, Jr., Director
and President (Principal Executive Officer)


/s/ James M. Sullivan                                 /s/ Frank A. Metz, Jr.
----------------------------------------------------  --------------------------------
James M. Sullivan, Senior Vice President and Chief    Frank A. Metz, Jr., Director
Financial Officer (Principal Financial Officer)


/s/ Timothy J. Spihlman                               /s/ J. Patrick Mulcahy
----------------------------------------------------  --------------------------------
Timothy J. Spihlman, Vice President and Controller    J. Patrick Mulcahy, Director
(Principal Accounting Officer)


/s/ Paul H. Hatfield                                  /s/ Sally G. Narodick
----------------------------------------------------  --------------------------------
Paul H. Hatfield, Chairman of the Board and Director  Sally G. Narodick, Director


/s/ Robert H. Jenkins                                 /s/ John B. Slaughter
----------------------------------------------------  --------------------------------
Robert H. Jenkins, Director                           John B. Slaughter, Director
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